                                  EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amistar Corporation ("the Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Stuart C. Baker Chairman and Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

Dated:  May 5, 2005

                                        By: /s/ Stuart C. Baker
                                            -------------------------------
                                            Name: Stuart C. Baker
                                            Title: President


In connection with the Quarterly Report of Amistar Corporation ("the Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Gregory D. Leiser Chief Financial Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


Dated:  May 5, 2005

                                        By: /s/ Gregory D. Leiser
                                            ------------------------------------
                                            Name: Gregory D. Leiser
                                            Title: Chief Financial Officer